UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2011 (November 3, 2011)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices, including zip code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2011, Gastar Exploration Ltd. (NYSE Amex: GST) (the “Company”) issued a press release announcing the Company’s financial results for the three and nine months ended September 30, 2011.  A copy of the Company’s press release, dated November 3, 2011, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the information presented herein under Item 2.02 and under Item 9.01 related thereto of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 15, 2008, the Company adopted an amended and restated employee change of control severance plan (the “CoC Plan”) to provide financial security to certain employees of the Company.  Pursuant to the CoC Plan, certain severance payments will be paid to employees covered by the plan (each a “Covered Employee”) in the event of a change of control of the Company.

The CoC Plan grants the board of directors of the Company (the “Board”) the ability to designate any entity eligible by law to participate in the CoC Plan as an Employer (as such term is defined in the CoC Plan).  As authorized under the CoC Plan, on November 3, 2011, the Board designated Gastar Exploration USA, Inc. (“Gastar USA”), a wholly-owned subsidiary of the Company, as an Employer under the CoC Plan.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 4, 2011, the Company announced that Gastar USA has declared a monthly cash dividend on its 8.625% Series A Preferred Stock for November 2011.  A copy of the Company’s press release, dated November 4, 2011, is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

99.1	Press release dated November 3, 2011 announcing the Company’s financial results for the three and nine months ended September 30, 2011.
99.2	Press release dated November 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2011	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.	Description of Document

99.1	Press release dated November 3, 2011 announcing the Company’s financial results for the three and nine months ended September 30, 2011.
99.2	Press release dated November 4, 2011.